UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 28, 2017 (June 24, 2017)
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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
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200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)
Registrant’s telephone number, including area code: (562) 435-3666
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Molina Healthcare, Inc. (the “Company”) on May 2, 2017 (the “Original Form 8-K”). This Amendment No. 1 supplements the disclosure under Item 5.02 in the Original Form 8-K to include disclosure of the terms of the Waiver and Release Agreement entered into with each of Dr. J. Mario Molina and John C. Molina.

Item 5.02. Departure of Certain Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company filed the Original Form 8-K reporting that, on May 2, 2017 (the “Termination Date”), the Company terminated the employment of Dr. J. Mario Molina, the Company’s then President and Chief Executive Officer, and John C. Molina, the Company’s then Chief Financial Officer and Treasurer, without cause by written notice under the terms of their respective employment agreements with the Company. In connection with such terminations and as a condition precedent to the payment of certain severance benefits, the Company entered into separate Waiver and Release Agreements with each of Dr. Molina and Mr. Molina which provide for payment of the severance benefits to which each of Dr. Molina and Mr. Molina are entitled, respectively, pursuant to their respective employment agreements with the Company. Dr. Molina executed his Waiver and Release Agreement on June 24, 2017, and Mr. Molina executed his Waiver and Release Agreement on June 26, 2017.

J. Mario Molina

The Company and Dr. Molina previously entered into that certain Second Amended and Restated Employment Agreement dated as of March 16, 2016 (“Dr. Molina’s Employment Agreement”). Pursuant to the terms of Dr. Molina’s Employment Agreement and his Waiver and Release Agreement, Dr. Molina will be entitled to receive as severance: (a) a cash payment equal to $5,690,000, subject to applicable withholding, which is the sum of: (i) $5,000,000, representing the amount equal to 400% of Dr. Molina’s base salary of $1,250,000 in effect as of the Termination Date, (ii) $625,000, representing Dr. Molina’s pro rata bonus, and (iii) $65,000, representing eighteen months of health and welfare benefits (in lieu of any obligation of Company to continue to provide health and welfare benefit coverage to Dr. Molina); (b) 100% vesting of Dr. Molina and the Company’s contributions to Dr. Molina’s 401(k) account; and (c) 100% vesting of all outstanding equity compensation previously granted to Dr. Molina. Pursuant to Section 6(b)(iii)(A) of Dr. Molina’s Employment Agreement, the cash payment of $5,690,000 described above is to be paid by the Company in a lump sum payment on the earlier to occur of (a) November 12, 2017, which is the end of the ten day period following the expiration of the six month period commencing on the Termination Date or (b) the date of Dr. Molina’s death.

Dr. Molina and the Company also acknowledged the payment or future payment to Dr. Molina of certain accrued obligations that were paid or are payable in accordance with Dr. Molina’s Employment Agreement, including: (a) prior payment of a lump sum cash amount of
$259,615.58, subject to applicable withholding, which is the sum of (i) $57,692.35, representing his accrued but unpaid base salary as of the Termination Date, (ii) $201,923.23, representing 336 hours of accrued but unused PTO as of the Termination Date, and (iii) $0, representing his unpaid annual incentive compensation in respect of the 2016 fiscal year (it being agreed that all 2016 annual incentive compensation payable to Dr. Molina was paid by the Company in March 2017); (b) prompt reimbursement of all reasonable expenses incurred in connection with the performance of Dr. Molina’s duties through the Termination Date, subject to applicable withholding and in accordance with the Company’s expense reimbursement policies; (c) $5,663,625.62, representing Dr. Molina’s Non-Qualified Deferred Compensation Plan Account Balance, to be distributed as a lump sum in accordance with the timing required by the terms of the Non-Qualified Deferred Compensation Plan and Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”); and (d) Executive Disability Coverage paid through May 26, 2017.

Pursuant to the Waiver and Release Agreement, Dr. Molina agreed to grant a general release to the Company and its affiliates and its and their employees, officers, directors and agents, subject to certain standard exclusions. Dr. Molina also agreed to be bound by certain covenants in his Waiver and Release Agreement. The Waiver and Release Agreement does not affect certain additional covenants in Dr. Molina’s Employment Agreement that survive termination of his employment with the Company.

John C. Molina

The Company and John C. Molina previously entered into that certain Second Amended and Restated Employment Agreement dated as of March 16, 2016 (“Mr. Molina’s Employment Agreement”). Pursuant to the terms of Mr. Molina’s Employment Agreement and his Waiver and Release Agreement, Mr. Molina will be entitled to receive as severance: (a) a cash payment equal to $4,040,000, subject to applicable withholding, which is the sum of: (i) $3,600,000, representing the amount equal to 400% of $900,000, which is Mr. Molina’s base salary in effect as of the Termination Date, (ii) $375,000, representing Mr. Molina’s pro rata bonus, and (iii) $65,000, representing eighteen months of health and welfare benefits (in lieu of any obligation of Company to continue to provide health and welfare benefit coverage to Mr. Molina); (b) 100% vesting of Mr. Molina and the Company’s contributions to Mr. Molina’s 401(k) account; and (c) 100% vesting of all outstanding equity compensation previously granted to Mr. Molina. Pursuant to Section 6(b)(iii)(A) of Mr. Molina’s Employment Agreement, the cash payment of $4,040,000 described above is to be paid by the Company in a lump sum payment on the earlier to occur of (a) November 12, 2017, which is the end of the ten day period following the expiration of the six month period commencing on the Termination Date or (b) Mr. Molina’s death.

Mr. Molina and the Company also acknowledged the payment or future payment to Mr. Molina of certain accrued obligations that were paid or are payable in accordance with Mr. Molina’s Employment Agreement, including: (a) prior payment of a lump sum cash amount of $186,922.94, subject to applicable withholding, which is the sum of (i) $41,538.43, representing his accrued but unpaid base salary as of the Termination Date, (ii) $145,384.51, representing 336 hours of accrued but unused PTO as of the Termination Date, and (iii) $0, representing his unpaid annual incentive compensation in respect of the 2016 fiscal year (it being agreed that all 2016 annual incentive compensation payable to Mr. Molina was paid by Company in March 2017); (b) prompt reimbursement of all reasonable expenses incurred in connection with the performance of Mr. Molina’s duties through the Termination Date, subject to applicable withholding and in compliance with the Company’s expense reimbursement policies; (c) $485,860.81 representing Mr. Molina’s Non-Qualified Deferred Compensation Plan Account Balance, to be distributed in ten annual installments in accordance with the timing required by the terms of the Non-Qualified Deferred Compensation Plan and Section 409A of the Code; and (d) Executive Disability Coverage to be paid through May 26, 2017.

Pursuant to the Waiver and Release Agreement, Mr. Molina agreed to grant a general release to the Company and its affiliates and its and their employees, officers, directors and agents, subject to certain standard exclusions. Mr. Molina also agreed to be bound by certain covenants in his Waiver and Release Agreement. The Waiver and Release Agreement does not affect certain additional covenants in Mr. Molina’s Employment Agreement that survive termination of his employment with the Company.

Dr. Molina’s Employment Agreement and Mr. Molina’s Employment Agreement were previously described in, and filed as exhibits to, the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 16, 2016.

The foregoing descriptions of Dr. Molina and Mr. Molina’s Waiver and Release Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of their respective agreements with the Company, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K/A and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.	Description
10.1	Waiver and Release Agreement, dated June 24, 2017, by and between J. Mario Molina and Molina Healthcare, Inc.
10.2	Waiver and Release Agreement, dated June 26, 2017, by and between John Molina and Molina Healthcare, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	June 28, 2017	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Waiver and Release Agreement, dated June 24, 2017, by and between J. Mario Molina and Molina Healthcare, Inc.
10.2	Waiver and Release Agreement, dated June 26, 2017, by and between John Molina and Molina Healthcare, Inc.